As filed with the Securities and Exchange Commission on December 29, 2000

                                                      Registration No. 333-51654

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                                VIVENDI UNIVERSAL
             (Exact name of registrant as specified in its charter)

                 FRANCE                                   NONE

      (State or other jurisdiction                  (I.R.S. Employer
   of incorporation or organization)               Identification No.)

    42, AVENUE DE FRIEDLAND, 75380 PARIS CEDEX 08 FRANCE, 33 (1) 71 71 10 00
                    (Address of Principal Executive Offices)
                               ------------------

                          VIVENDI 10 STOCK OPTION PLAN
                            (Full Title of the Plan)
                               ------------------

                                  MICHEL AVENAS
                              VIVENDI NORTH AMERICA
                                800 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 702-3184
 (Name, address and telephone number, including area code, of agent for service)
                            (Full Title of the Plan)
                               ------------------

                                      COPIES TO:
                  DAVID A. KATZ                       JEAN-FRANCOIS PRAT
         WACHTELL, LIPTON, ROSEN & KATZ                   BREDIN PRAT
               51 WEST 52ND STREET                   130, RUE DU FAUBOURG
            NEW YORK, NEW YORK 10019                     SAINT-HONORE
                 (212) 403-1000                       PARIS, 75008 FRANCE
                                                       33 (1) 40 74 6860

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



                                EXPLANATORY NOTE

            Vivendi Universal is filing this Post-Effective Amendment No. 1 to its registration statement on Form S-8 (Registration No. 333-51654) to update the cross references contained in Item 3(b) and Item 8 each of which is restated below in its entirety.

                                     PART I

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

      (b) the description of the Vivendi Universal's ordinary shares and American Depositary Shares contained in the registration statement on Form 8-A (Registration No. 1-16301), filed by the registrant with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on December 29, 2000 (the "Form 8-A")

ITEM 8.  EXHIBITS.

      Unless otherwise indicated below as being incorporated by reference to another filing of Vivendi Universal with the Commission, each of the following is filed herewith:

  EXHIBIT
  NUMBER                                DESCRIPTION
--------------------------------------------------------------------------------
    4.1 Vivendi Universal Restated Corporate STATUTS (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A filed on December 29, 2000 (Registration No. 1-16301) and incorporated herein by reference)
    4.2 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, The Bank of New York, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A filed on December 29, 2000 (Registration No. 1-16301) and incorporated herein by reference)
    5.1 Opinion, dated December 8, 2000, of Jean-Francois Dubos with respect to the validity of the securities being offered*
   23.1 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen*
   23.2     Consent of RSM Salustro Reydel*
   23.3 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen*
   23.4     Consent of PricewaterhouseCoopers LLP*
   23.5 Consent of Gilbert Klajnman (included in the opinion filed as exhibit 5.1)
   24.1     Powers of Attorney*
*     Previously filed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France, on this 29th day of December 2000.

                                    VIVENDI UNIVERSAL



                                    By:     /s/ Jean-Francois Dubos
                                        ----------------------------------------
                                         Name:  Jean-Francois Dubos
                                         Title:    General Counsel Chief Officer


            Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement and amendment thereto has been signed by the following persons in the capacities held on December 29, 2000.

                 SIGNATURE                         TITLE
      -------------------------------  -------------------------------

      *                                Director and Principal
      -------------------------------  Executive Officer
      Jean-Marie Messier

      *                                Principal Financial and
      -------------------------------  Principal Accounting Officer
      Guillaume Hannezo


      *                                 Director
      -------------------------------
      Eric Licoys


      *                                 Director
      -------------------------------
      Bernard Arnault


      *                                 Director
      -------------------------------
      Jean-Louis Beffa


      *                                 Director
      -------------------------------
      Jean-Marc Espalioux


      *                                 Director
      -------------------------------
      Jacques Friedmann

                 SIGNATURE                         TITLE
      -------------------------------   -------------------------------

      *                                 Director
      -------------------------------
      Henri Lachmann


      *                                 Director
      -------------------------------
      Serge Tchuruk


      *                                 Director
      -------------------------------
      Rene Thomas


      *                                 Director
      -------------------------------
      Edgar Bronfman, Jr.


      *                                 Director
      -------------------------------
      Pierre Lescure


      *                                 Authorized Representative in
      -------------------------------   the United States
      Michel Avenas



      By:  /s/ Jean-Francois Dubos
      -------------------------------
      Jean-Francois Dubos
      Attorney-in-Fact

  EXHIBIT
  NUMBER                                DESCRIPTION
----------  --------------------------------------------------------------------
    4.1 Vivendi Universal Restated Corporate STATUTS (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A filed on December 29, 2000 (Registration No. 1-16301) and incorporated herein by reference)
    4.2 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, The Bank of New York, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A filed on December 29, 2000 (Registration No. 1-16301) and incorporated herein by reference)
    5.1 Opinion, dated December 8, 2000, of Jean-Francois Dubos with respect to the validity of the securities being offered*
   23.1 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen*
   23.2     Consent of RSM Salustro Reydel*
   23.3 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen*
   23.4     Consent of PricewaterhouseCoopers LLP*
   23.5 Consent of Jean-Francois Dubos (included in the opinion filed as exhibit 5.1)
   24.1     Powers of Attorney*
*    Previously filed.